                                  EXHIBIT (18)
                                  ------------

                               POWERS OF ATTORNEY

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                          AUSA ENDEAVOR TARGET ACCOUNT


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-3 has been signed below by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned in his capacity as a manager or officer, or both, as the case may be of the Registrant, does hereby appoint Robert Hickey and David Leahy, and each of them, severally, or if more than one acts, a majority of them, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have the power to act with or without the other and have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


                                     /s/  Vincent J. McGuinness, Jr.
                                     -------------------------------
                                     Vincent J. McGuinness, Jr.
                                     President
                                     AUSA Endeavor Target Account


September 27, 1999
------------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                          AUSA ENDEAVOR TARGET ACCOUNT


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-3 has been signed below by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned in his capacity as a manager or officer, or both, as the case may be of the Registrant, does hereby appoint Robert Hickey and David Leahy, and each of them, severally, or if more than one acts, a majority of them, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have the power to act with or without the other and have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


                                     /s/  Vincent J. McGuinness
                                     --------------------------
                                     Vincent J. McGuinness
                                     Manager
                                     AUSA Endeavor Target Account


September 27, 1999
------------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                          AUSA ENDEAVOR TARGET ACCOUNT


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-3 has been signed below by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned in his capacity as a manager or officer, or both, as the case may be of the Registrant, does hereby appoint Robert Hickey and David Leahy, and each of them, severally, or if more than one acts, a majority of them, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have the power to act with or without the other and have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


                                     /s/  Timothy A. Devine
                                     ----------------------
                                     Timothy A. Devine
                                     Manager
                                     AUSA Endeavor Target Account


September 27, 1999
------------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                          AUSA ENDEAVOR TARGET ACCOUNT


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-3 has been signed below by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned in his capacity as a manager or officer, or both, as the case may be of the Registrant, does hereby appoint Robert Hickey and David Leahy, and each of them, severally, or if more than one acts, a majority of them, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have the power to act with or without the other and have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


                                     /s/  Thomas J. Hawekotte
                                     ------------------------
                                     Thomas J. Hawekotte
                                     Manager
                                     AUSA Endeavor Target Account


September 27, 1999
------------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                          AUSA ENDEAVOR TARGET ACCOUNT


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-3 has been signed below by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned in his capacity as a manager or officer, or both, as the case may be of the Registrant, does hereby appoint Robert Hickey and David Leahy, and each of them, severally, or if more than one acts, a majority of them, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have the power to act with or without the other and have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


                                     /s/  Steven L. Klosterman
                                     -------------------------
                                     Steven L. Klosterman
                                     Manager
                                     AUSA Endeavor Target Account


September 27, 1999
------------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                          AUSA ENDEAVOR TARGET ACCOUNT


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-3 has been signed below by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned in his capacity as a manager or officer, or both, as the case may be of the Registrant, does hereby appoint Robert Hickey and David Leahy, and each of them, severally, or if more than one acts, a majority of them, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have the power to act with or without the other and have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


                                     /s/  Halbert D. Lindquist
                                     -------------------------
                                     Halbert D. Lindquist
                                     Manager
                                     AUSA Endeavor Target Account


September 27, 1999
------------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                          AUSA ENDEAVOR TARGET ACCOUNT


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-3 has been signed below by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned in his capacity as a manager or officer, or both, as the case may be of the Registrant, does hereby appoint Robert Hickey and David Leahy, and each of them, severally, or if more than one acts, a majority of them, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have the power to act with or without the other and have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


                                     /s/  Peter F. Muratore
                                     ----------------------
                                     Peter F. Muratore
                                     Manager
                                     AUSA Endeavor Target Account


September 27, 1999
------------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                          AUSA ENDEAVOR TARGET ACCOUNT


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-3 has been signed below by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned in his capacity as a manager or officer, or both, as the case may be of the Registrant, does hereby appoint Robert Hickey and David Leahy, and each of them, severally, or if more than one acts, a majority of them, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have the power to act with or without the other and have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


                                     /s/  Keith H. Wood
                                     ------------------
                                     Keith H. Wood
                                     Manager
                                     AUSA Endeavor Target Account


September 27, 1999
------------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                          AUSA ENDEAVOR TARGET ACCOUNT


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-3 has been signed below by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned in his capacity as a manager or officer, or both, as the case may be of the Registrant, does hereby appoint Robert Hickey and David Leahy, and each of them, severally, or if more than one acts, a majority of them, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have the power to act with or without the other and have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


                                     /s/  William L. Busler
                                     ----------------------
                                     William L. Busler
                                     Manager
                                     AUSA Endeavor Target Account


September 27, 1999
------------------
Date